The Dreyfus Sustainable U.S. Equity Fund, Inc.

Prospectus September 29, 2017

Class	Ticker
A	DTCAX
C	DTCCX
I	DRTCX
Y	DTCYX
Z	DRTHX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	6
Investment Risks	7
Management	9
Shareholder Guide

Choosing a Share Class	12
Buying and Selling Shares	17
General Policies	20
Distributions and Taxes	21
Services for Fund Investors	22
Financial Highlights	25
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the Dreyfus Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 12 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y	Class Z
Management fees[1]	.60	.60	.60	.60	.60
Distribution (12b-1) fees	none	.75	none	none	none
Other expenses (including shareholder services fees)	.52	.53	.21	.22	.29
Total annual fund operating expenses[1]	1.12	1.88	.81	.82	.89
Fee waiver and/or expense reimbursement[2]	(.17)	(.18)	(.11)	(.12)	(.13)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.95	1.70	.70	.70	.76

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

1 Management fees and Total annual fund operating expenses have been restated from the previous fiscal year to reflect a decrease in the contractual management fee payable by the fund, effective May 1, 2017, from .75% to .60% of the value of the fund's average daily net assets.

2  The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until October 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70%. On or after October 1, 2018, The Dreyfus Corporation may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$666	$895	$1,141	$1,845
Class C	$273	$573	$999	$2,186
Class I	$72	$248	$439	$991
Class Y	$72	$250	$443	$1,002
Class Z	$78	$271	$480	$1,084

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$666	$895	$1,141	$1,845
Class C	$173	$573	$999	$2,186
Class I	$72	$248	$439	$991
Class Y	$72	$250	$443	$1,002
Class Z	$78	$271	$480	$1,084

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 130.14% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or derivative instruments with similar economic characteristics) of U.S. companies that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable environmental, social and governance (ESG) issues. Newton Investment Management (North America) Limited (Newton), an affiliate of The Dreyfus Corporation (Dreyfus), sub-adviser for the fund, considers a company to engage in "sustainable business practices" if the company engages in such practices in an economic sense (i.e., the durability of the company's strategy, operations and finances), and takes appropriate account of material externalities caused by or affecting its business. Newton also may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting.

The fund invests principally in common stocks. The fund may invest in the stocks of companies with any market capitalization, but focuses on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its net assets in the stocks of foreign companies, including up to 10% of its net assets in the securities of issuers in emerging market countries, that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.

Newton seeks attractively-priced companies (determined using both quantitative and qualitative fundamental analysis) with good products, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. Newton uses an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund's portfolio.

Investment Themes. Part of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context. Therefore, Newton's global industry analysts and responsible investment team begin their process by considering the context provided by a series of macroeconomic investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.

Fundamental Research and Analysis. Newton next conducts rigorous fundamental analysis of the competitive position and valuation of potential investments, systematically integrating the consideration of ESG issues through its proprietary ESG quality review, which is designed to ensure that Newton appropriately accounts for any material ESG issues of the company in determining the potential investment's valuation.

Ongoing ESG Monitoring and Engagement. In addition to investing in companies that Newton believes are "sustainable" after applying the fundamental analysis and ESG quality review rating, Newton may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting consistent with Newton's investment and engagement priorities. Newton monitors the fund's entire portfolio for emerging ESG controversies and issues and periodically reviews each company's ESG quality rating. This integrated investment process is intended to ensure that ESG issues are taken into account and that the fund invests in companies with attractive fundamental investment attributes that adopt, or are making progress towards sustainable business practices. The fund will not invest in companies that Newton deems to have material unresolvable ESG issues (i.e., companies with material ESG issues that Newton believes cannot be corrected through ongoing company engagement and active proxy voting).

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Investment approach risk. The fund's investment approach may cause it to perform differently than mutual funds that invest in equity securities of U.S. companies, but that do not integrate consideration of ESG issues when selecting investments. The fund's investment approach that systematically integrates the consideration of ESG issues in the securities selection process may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might otherwise be disadvantageous for the fund to do so. The fund will vote proxies in a manner that is consistent with its investment approach, which may not always be consistent with maximizing the performance of the issuer in the short-term.

• Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class Z shares from year to year. Sales charges, if any, are not reflected in the bar chart, and, if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

The fund changed its investment objective and strategy on May 1, 2017. Prior to May 1, 2017, the fund's investment objective was to provide capital growth, with current income as a secondary goal. To pursue these goals, until May 1, 2017, the fund, under normal circumstances, invested in the common stocks of companies that, in the opinion of the fund's management, met traditional investment standards and conducted their business in a manner that contributed to the enhancement of the quality of life in America. To determine whether a company contributed to the enhancement of the quality of life in America, the fund considered the company's record in the areas of (1) protection and improvement of the environment and the proper use of natural resources, (2) occupational health and safety, (3) consumer protection and product purity, and (4) equal employment opportunity. In addition, prior to May 1, 2017, investment decisions for the fund were made by members of the Active Equity Team of Mellon Capital Management Corporation, an affiliate of Dreyfus, who managed the fund as employees of Dreyfus.

Year-by-Year Total Returns as of 12/31 each year (%) Class Z
Best Quarter Q2, 2009: 17.10% Worst Quarter Q4, 2008: -21.30%

The year-to-date total return of the fund's Class Z shares as of June 30, 2017 was 7.61%.

After-tax performance is shown only for Class Z shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

For the fund's Class Y shares, periods prior to the inception date reflect the performance of the fund's Class Z shares. Such performance figures have not been adjusted to reflect applicable class fees and expenses. Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same expenses.

Average Annual Total Returns (as of 12/31/16)
Class (Inception Date)	1 Year	5 Years	10 Years
Class Z returns before taxes	10.07%	12.54%	6.96%
Class Z returns after taxes on distributions	8.71%	10.69%	6.03%
Class Z returns after taxes on distributions and sale of fund shares	6.78%	9.91%	5.58%
Class A returns before taxes	3.52%	10.97%	6.07%
Class C returns before taxes	8.08%	11.43%	5.92%
Class I returns before taxes	10.20%	12.65%	7.09%
Class Y (9/30/2016) returns before taxes	10.07%	12.54%	6.96%
S&P 500® Index reflects no deductions for fees, expenses or taxes	11.94%	14.65%	6.94%
Portfolio Management

The fund's investment adviser is Dreyfus and the fund's sub-adviser is Newton, an affiliate of Dreyfus.

John Gilmore, Jeff Munroe and Terry Coles are the fund's primary portfolio managers, positions they have held since May 2017. Mr. Gilmore, the fund's lead portfolio manager, is the lead manager of Newton's sustainable U.S. equity model and a member of its global equities team providing specialist insight into the North American market. Mr. Munroe is the investment leader of the global equities team at Newton. Mr. Coles is a portfolio manager on the global equities team at Newton.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. Class Z shares generally are not available for new accounts. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or derivative instruments with similar economic characteristics) of U.S. companies that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable environmental, social and governance (ESG) issues. When determining whether a company engages in "sustainable business practices," Newton considers whether the company (i) engages in such practices in an economic sense (i.e., the durability of the company's strategy, operations and finances), and (ii) takes appropriate account of material externalities caused by or affecting its business, as determined through Newton's ESG quality review described below, which includes assessment of a company's environmental, social and/or governance practices. Newton also may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders.

The fund invests principally in common stocks. The fund may invest in the stocks of companies with any market capitalization, but focuses on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its net assets in the stocks of foreign companies, including up to 10% of its net assets in the securities of issuers in emerging market countries, that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.

Newton seeks attractively-priced companies (determined using both quantitative and qualitative fundamental analysis) with good products, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. Newton uses an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund's portfolio.

Investment Themes. Part of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context. Therefore, Newton's global industry analysts and responsible investment team begin their process by considering the context provided by a series of macroeconomic investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.

Fundamental Research and Analysis. Newton next conducts rigorous fundamental analysis of the competitive position and valuation of potential investments, systematically integrating the consideration of ESG issues through its proprietary ESG quality review, which is designed to ensure that Newton appropriately accounts for any material ESG issues of the company in determining the potential investment's valuation.

Newton assigns an ESG quality review rating to a company based on a proprietary quality review that includes one or more of the following:

• Environmental analysis, which includes an assessment of material environmental issues, such as carbon emissions, water management, energy sources and uses, hazardous materials, environmental benefits, natural resources, biodiversity, land rehabilitation and the risks presented by physical threats such as extreme weather events.

• Social analysis, which includes an assessment of material social issues, such as human rights, human capital management, diversity and inclusion, supply chain management, labor standards, health and safety, business ethics, including consumer protection, and avoidance of corruption in all forms, including extortion and bribery.

• Governance analysis, which includes an assessment of corporate governance structures and processes and takes into account the particular company circumstances and regulatory restrictions, guidelines and established best practices with respect to board structure, including the balance between executive and independent board representation, succession planning, capital structure, remuneration, risk management, internal controls, shareholder rights, ownership structure and transparency.

The fund will not purchase shares in a company that manufactures tobacco products.

Ongoing ESG Monitoring and Engagement. In addition to investing in companies that Newton believes are "sustainable" after applying the fundamental analysis and ESG quality review rating described above, Newton may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting consistent with Newton's investment and engagement priorities. Newton monitors the fund's entire portfolio for emerging ESG controversies and issues and periodically reviews each company's ESG quality rating. This integrated investment process is intended to ensure that ESG issues are taken into account and that the fund invests in companies with attractive fundamental investment attributes that adopt, or are making progress towards, sustainable business practices. Once an investment has been made, any material but resolvable ESG issues identified in the ESG quality review process will be addressed with the company in an engagement plan in order to promote change. Newton typically votes at every shareholder meeting of every portfolio holding. This activity is undertaken in-house to ensure that the opinions expressed through Newton's voting record are in line with Newton's investment and engagement priorities. The fund will not invest in companies that Newton deems to have material unresolvable ESG issues (i.e., companies with material ESG issues that Newton believes cannot be corrected through ongoing company engagement and active proxy voting).

The fund's portfolio managers typically will consider selling a security as a result of one or more of the following:

• price movement and market activity have created an excessive valuation;

• the valuation of the company has become expensive relative to its peers;

• the company has encountered a material, unresolvable ESG issue;

• there has been a significant change in the prospects of the company;

• there has been a change in Newton's view of macroeconomic investment themes (as described above); or

• profit-taking.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, principally options, futures and options on futures (including those relating to stocks, indices and foreign currencies), and forward contracts, as a substitute for investing directly in an underlying asset or currency, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the fund. To the extent such instruments have similar economic characteristics to equity securities as described in the fund's policy with respect to the investment of at least 80% of its net assets, the daily mark-to-market value of such instruments will be included in the 80% policy. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. Although not a principal investment strategy, the fund may invest in exchange-traded funds (ETFs), such as those that are designed to track the performance of an index, and real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Investment approach risk. The fund's investment approach may cause it to perform differently than mutual funds that invest in equity securities of U.S. companies, but that do not integrate consideration of ESG issues when selecting investments. The fund's investment approach that systematically integrates the consideration of ESG issues in the securities selection process may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might otherwise be disadvantageous for the fund to do so. The fund will vote proxies in a manner that is consistent with its investment approach, which may not always be consistent with maximizing the performance of the issuer in the short-term.

• Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Other investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Leverage risk. The use of leverage, such as, such as entering into futures contracts or forward currency contracts, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

• ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

• Other potential risks. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategies, and the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $257 billion in 155 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of .74% of the fund's average daily net assets. Effective May 1, 2017, the fund has agreed to pay Dreyfus a management fee at the annual rate of .60% of the fund's average daily net assets. Prior to May 1, 2017, the management fee was .75% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended May 31, 2017. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $31.1 trillion in assets under custody and administration and $1.8 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, Newton, to serve as the fund's sub-adviser. Newton, a registered investment adviser, is an indirect wholly-owned subsidiary of BNY Mellon founded in 1978. Newton manages money globally for a wide range of clients, including small and large institutional investors as well as endowments and charities, and mutual funds. Newton's principal office is located at 160 Queen Victoria Street, London, EC4V, 4LA, United Kingdom. As of June 30, 2017, Newton, together with its affiliates that comprise the Newton group of companies, managed approximately $72 billion in discretionary separate accounts and other investment accounts. Newton, subject to Dreyfus' supervision and approval, will provide the day-to-day management of the fund's assets. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between Dreyfus and Newton is available in the fund's annual report for the fiscal year ended May 31, 2017.

John Gilmore, Jeff Munroe and Terry Coles are the fund's primary portfolio managers, positions they have held since May 2017. Mr. Gilmore, the fund's lead portfolio manager, is the lead manager of Newton's sustainable U.S. equity model and a member of its global equities team providing specialist insight into the North American market. He joined Newton in 2013; prior thereto, he was a portfolio manager at Kames Capital. Mr. Munroe is the investment leader of the global equities team at Newton, where he has been employed since 1993. Mr. Coles is a portfolio manager on the global equities team at Newton, where he has been employed since 2010. In addition, Newton's responsible investment team, led by Rob Stewart, will be responsible for the fund's fundamental ESG research and analysis, controversy monitoring, company engagement and active proxy voting. Mr. Stewart, one of Newton's senior investment leaders, joined Newton in 2003 and has over 25 years of investment experience.

Dreyfus has obtained from the SEC an exemptive order (the existing order), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended) of Dreyfus' ultimate parent company, BNY Mellon, without obtaining shareholder approval. Dreyfus has applied for an exemptive order from the SEC, which would replace the existing order, and upon which the fund may rely if granted by the SEC, that would permit Dreyfus, subject to certain conditions and approval by the fund's board, to hire and replace one or more sub-advisers that are either unaffiliated or affiliated with Dreyfus (whether or not wholly-owned subsidiaries of BNY Mellon), without obtaining shareholder approval. The requested order, like the existing order, also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated sub-adviser in documents filed with the SEC and provided to shareholders. In addition, pursuant to the existing order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. The requested order would require the same disclosure with respect to the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is an affiliate of Dreyfus (whether or not a wholly-owned subsidiary of BNY Mellon). Dreyfus has ultimate responsibility (subject to oversight by the fund's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund's board. Currently, the fund has selected Newton, an indirect wholly-owned subsidiary of BNY Mellon that is covered under the existing order, to manage all of the fund's assets. One of the conditions of the requested order, like the existing order, is that the fund's board, including a majority of the "non-interested" board members, must approve each new sub-adviser. In addition, the fund would be required under the requested order, as it is required under the existing order, to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser. There is no guarantee that the requested order will be granted by the SEC.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds (except Class Y shares) or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or

MBSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, Newton and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through third party intermediaries that have entered into selling agreements with the fund's distributor, such as banks, brokers, dealers or financial advisers (collectively, financial intermediaries), or in Retirement Plans. Financial intermediaries with whom you open a fund account may have different policies and procedures than those described in this prospectus or the SAI. Accordingly, the availability of certain share classes and/or shareholder privileges or services described in this prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary or Retirement Plan recordkeeper. To be eligible for the share classes and/or shareholder privileges or services described in this prospectus or the SAI, you may need to open a fund account directly with the fund's distributor or a financial intermediary that offers such classes and/or privileges or services. The fund also may offer one or more other classes of shares, described in separate prospectuses. Financial intermediaries purchasing fund shares on behalf of their clients determine the class of shares available for their clients. Consult a representative of your financial intermediary or Retirement Plan for further information.

This prospectus offers Class A, C, I, Y and Z shares of the fund.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, and may impose its own account fees and methods for purchasing and selling fund shares, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial representative before determining which class to invest in.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial intermediaries in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges. Information regarding sales charges is not made available separately at www.dreyfus.com because such information is fully contained in this prospectus and in the SAI in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively.

A complete description of these classes follows.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I, Y or Z shares), Class A shares will always be the most advantageous choice.

	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge or CDSC, you must let your financial intermediary or the fund's distributor, as applicable, know at the time you purchase fund shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund's distributor, as applicable, know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund's distributor, as applicable, with evidence of your qualification for the reduction or waiver. You should consult a representative of your financial intermediary. Certain sales charge reductions and waivers are available only if you purchase your shares directly from the fund's distributor for fund accounts maintained with the distributor; these sales charge reductions and waivers are described below.  In addition, shareholders purchasing Class A shares of the fund through an omnibus account maintained with Merrill Lynch will be eligible only for sales charge reductions and waivers made available by Merrill Lynch; these sales charge reductions and waivers are also described below.

You can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all shares of the fund and other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares that are subject to a sales charge of other Dreyfus Funds, you can invest in Class A shares of the fund without an initial sales charge. For purposes of determining "your total account value", shares held will be valued at their current market value. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) over a 13-month period in shares of the fund and other Dreyfus Funds that are subject to a sales charge, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified in the letter of intent. The sales charge will be adjusted if you do not meet your goal. By signing a letter of intent, you authorize the fund's transfer agent to hold in escrow 5% of the amount indicated in the letter of intent and redeem Class A shares in your account to pay the additional sales charge if the letter of intent goal is not met prior to the expiration of the 13-month period. See "Additional Information About Shareholder Services" in the SAI.

• Combine with family members and other related purchasers. You can also count toward the amount of your investment all investments in shares that are subject to a sales charge of other Dreyfus Funds, by your spouse and your minor children (family members), including their rights of accumulation and goals under a letter of intent. In addition, (i) a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account although more than one beneficiary is involved and (ii) a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan will each be permitted to combine their investments for purposes of reducing or eliminating sales charges. See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their spouses or domestic partners and minor children, of Dreyfus or any of its affiliates

• board members of Dreyfus and board members of the Dreyfus Family of Funds, and their spouses or domestic partners and minor children

• full-time employees, and their spouses and minor children, of financial intermediaries

• "wrap" accounts for the benefit of clients of financial intermediaries

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor for fund accounts maintained with the distributor

• investors who purchase Class A shares directly through the fund's distributor for fund accounts maintained with the distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

• shareholders who received Class A shares in exchange for old Class T shares of the fund on February 4, 2009, provided that such Class A shares are purchased directly through the fund's distributor for fund accounts maintained with the distributor

• investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that may or may not charge their customers a transaction fee

• Retirement Plans, provided that such Class A shares are purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan or are purchased directly through the fund's distributor for fund accounts maintained with the distributor

• shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from Retirement Plans. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Front-end sales charge reductions on Class A shares purchased through Merrill Lynch

Shareholders purchasing Class A shares of the fund through an omnibus account maintained with Merrill Lynch will be eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described above in this prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described above in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the Dreyfus Family of Funds held in accounts of the purchaser and the purchaser's household members at Merrill Lynch. Shares of funds in the Dreyfus Family of Funds not held in accounts of the purchaser's household members at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letter of intent, which allows for breakpoint discounts as described above in this prospectus, based on anticipated purchases of shares of funds in the Dreyfus Family of Funds purchased through Merrill Lynch over a 13-month period.

Front-end sales charge waivers on Class A shares purchased through Merrill Lynch

Shareholders purchasing Class A shares of the fund through an omnibus account maintained with Merrill Lynch will be eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and the shares are held for the benefit of the plan

• shares purchased by or through a 529 plan

• shares purchased through a Merrill Lynch-affiliated investment advisory program

• shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

• shares purchased through the Merrill Edge Self-Directed platform

• shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not any other fund in the Dreyfus Family of Funds)

• shares of the fund received through an exchange of Class C shares of the fund in the month of or month following the 10-year anniversary date of the purchase of the Class C shares

• shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members

• shares purchased by board members of the fund and employees of Dreyfus or any of its affiliates, as described in this prospectus

• shares purchased from the proceeds of a redemption of shares of a fund in the Dreyfus Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (Right of Reinstatement)

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% paid to the fund's distributor in connection with the sale of Class C shares and an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance. Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and are not eligible to purchase Class Y shares

• U.S.-based employees of BNY Mellon, board members of Dreyfus, board members of funds in the Dreyfus Family of Funds, and the spouse, domestic partner or minor child of any of the foregoing, subject to certain conditions described in the SAI, and provided that such Class I shares are purchased directly through the fund's distributor

• unaffiliated investment companies approved by the fund's distributor

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients. Accordingly, the availability of Class I shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Class Y Shares

Class Y shares are not subject to an initial sales charge or any service or distribution fees. There also is no CDSC imposed on redemptions of Class Y shares. The fund, Dreyfus or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will Dreyfus or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

• institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the fund's distributor and make an initial investment in Class Y shares of the fund of at least $1 million

• Retirement Plans, or certain recordkeepers of Retirement Plan platforms that maintain a super-omnibus account with the fund, provided that, in each case, they have entered into an agreement with the fund's distributor and make an initial investment in Class Y shares of the fund of at least $1 million or have, in the opinion of Dreyfus, adequate intent and availability of assets to reach a future level of investment of $1 million or more in Class Y shares of the fund

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and make an initial investment in Class Y shares of the fund of at least $1 million

• certain funds in the Dreyfus Family of Funds and series of BNY Mellon Funds Trust

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes. With respect to recordkeepers of Retirement Plan platforms, the fund considers a super-omnibus account to be one single master account maintained by the Retirement Plan recordkeeper on behalf of multiple Retirement Plans. Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, Dreyfus or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund. Dreyfus, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares.

Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients. Accordingly, the availability of Class Y shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Class Z Shares

Class Z shares generally are not available for new accounts and are offered only to shareholders of the fund who have held fund shares in an open account since on or before August 30, 1999 and who purchase Class Z shares directly through the fund's distributor for fund accounts maintained with the distributor. Class Z shares are subject to an annual shareholder services fee of up to .25% to reimburse the fund's distributor for shareholder account service and maintenance expenses related to Class Z shares.

CDSC Waivers

The fund's CDSC on Class A and C shares may be waived in the following cases:

• exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½

• redemptions made through Dreyfus Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions by Retirement Plans, provided that the shares being redeemed were purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan, or were purchased directly through the fund's distributor

CDSC waivers on Class A and C shares purchased through Merrill Lynch

Fund shares purchased through an omnibus account maintained with Merrill Lynch will be eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions made within one year of death or disability of the shareholder

• redemptions made through Dreyfus Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• shares acquired through a Right of Reinstatement (as defined above)

• redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½

• redemptions made to pay Merrill Lynch fees, but only if the redemption is initiated by Merrill Lynch

• redemptions of fund shares held in a retirement brokerage account that are exchanged for shares of a lower cost share class in connection with the transfer to certain fee based accounts or platforms

Buying and Selling Shares

Dreyfus calculates fund NAVs as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply different conditions for the satisfaction of "proper form" requirements. For more information, consult a representative of your financial intermediary. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board. Futures contracts will be valued at the most recent settlement price. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the fund's board. ETFs will be valued at their market price. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the fund's distributor) by the time as of which the fund calculates its NAV and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined that day.

How to Buy Shares

By Mail.

Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application applicable to the type of IRA for which the investment is made, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Telephone or Online. To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction. In order to do so, you must have elected the Dreyfus TeleTransfer Privilege on your account application or a Shareholder Services Form. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information. Institutional Direct accounts are not eligible for online services.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

The minimum initial and subsequent investment (except as set forth below) is $1,000 and $100, respectively. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. The minimum initial investment for Dreyfus-sponsored Retirement Plans or Dreyfus-sponsored IRAs (other than Coverdell Education Savings Accounts) is $750, with no minimum subsequent investment. The minimum initial investment for Dreyfus-sponsored Coverdell Education Savings Accounts is $500, with no minimum subsequent investment. Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly.

If you request the fund to transmit your redemption proceeds to you by check, the fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information. Payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares

• the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other funds in the Dreyfus Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), to the extent the composition of the fund's investment portfolio enables it to do so, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets) or the redemption request is during stressed market conditions. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares.  Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

By Mail.

Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction. Institutional Direct accounts are not eligible for online services.

By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). For redemption requests made online through www.dreyfus.com or through Dreyfus Express® automated account access system, there is a $100,000 per day limit.

Automatically. You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative. See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein. For example, banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Dreyfus Automatic Withdrawal Plan, Dreyfus Auto-Exchange Privileges, automatic investment plans (including Dreyfus Automatic Asset Builder®), automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the financial intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through a financial intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the financial intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses. The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you or your financial intermediary instruct the fund otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

Distributions paid by the fund are subject to federal income taxes, and may also be subject to state or local taxes (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at www.dreyfus.com/accounts-services/tax-center or by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Services for Fund Investors

The following services may be available to fund investors. If you purchase shares through a third party financial intermediary or in a Retirement Plan, the financial intermediary or Retirement Plan recordkeeper may impose different restrictions on these services and privileges, or may not make them available at all. Consult a representative of your financial intermediary or Retirement Plan for further information.

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. These services are not available for Class Y shares. For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another fund in the Dreyfus Family of Funds. Shares held through a Dreyfus-sponsored Coverdell Education Savings Account are not eligible for this privilege.

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semiannual or annual period, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for Dreyfus-sponsored Retirement Plans and Dreyfus-sponsored IRAs) into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds. You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request (i.e., the request is received by the latest time each fund calculates its NAV for that business day). If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

You can also exchange Class Z shares into shares of certain other Dreyfus Funds. You can request your exchange by contacting your financial representative. Holders of Class Z shares also may request an exchange in writing, by phone or online.

Conversion Feature

Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class. Shares subject to a CDSC at the time of the requested conversion are not eligible for conversion. The fund reserves the right to refuse any conversion request.

Wire Redemption and Dreyfus TeleTransfer Privileges

To redeem shares from your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege. To purchase additional shares of your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer Privilege. You can set up the Wire Redemption Privilege and Dreyfus TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or by contacting your financial representative. Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption or Dreyfus TeleTransfer Privileges. Institutional Direct accounts are not eligible for the Wire Redemption or Dreyfus TeleTransfer Privileges initiated online.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Retirement Plans and IRAs

Dreyfus offers a variety of Retirement Plans and IRAs (including traditional and Roth IRAs and Coverdell Education Savings Accounts).  Here's where you call for information:

• For traditional, rollover and Roth IRAs and Coverdell Education Savings Accounts, call 1-800-DREYFUS (inside the U.S. only)

• For SEP-IRAs, SARSEPs, SIMPLE IRAs and Retirement Plan accounts, call 1-800-358-0910

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Dreyfus Express® Voice-Activated Account Access

You can check your Dreyfus account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Dreyfus Express® Voice-Activated System. You may also be able to purchase fund shares and/or transfer money between your Dreyfus Funds using Dreyfus Express®. Certain requests require the services of a representative.

Financial Highlights

These financial highlights describe the performance of the fund's Class A, C, I, Y and Z shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended May 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.02	14.38	14.82	12.76	10.24
Investment Operations:
Investment income—net[a]	.09	.11	.09	.10	.13
Net realized and unrealized gain (loss) on investments	1.80	(.69)	1.33	2.45	2.46
Total from Investment Operations	1.89	(.58)	1.42	2.55	2.59
Distributions:
Dividends from investment income—net	(.11)	(.09)	(.10)	(.14)	(.05)
Dividends from net realized gain on investments	(.54)	(1.69)	(1.76)	(.35)	(.02)
Total Distributions	(.65)	(1.78)	(1.86)	(.49)	(.07)
Net asset value, end of period	13.26	12.02	14.38	14.82	12.76
Total Return (%)[b]	16.25	(3.86)	9.81	20.37	25.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.23	1.20	1.22	1.25
Ratio of net expenses to average net assets	1.26	1.23	1.20	1.22	1.25
Ratio of net investment income to average net assets	.76	.86	.62	.70	1.11
Portfolio Turnover Rate	130.14	61.45	57.09	34.37	48.33
Net Assets, end of period ($ x 1,000)	19,810	19,733	23,248	24,320	17,562
[a] Based on average shares outstanding.
[b] Exclusive of sales charge.

Financial Highlights (cont'd)

	Year Ended May 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	10.63	12.93	13.52	11.72	9.43
Investment Operations:
Investment income (loss)—net[a]	(.00)[b]	.01	(.02)	(.01)	.04
Net realized and unrealized gain (loss) on investments	1.58	(.61)	1.21	2.23	2.27
Total from Investment Operations	1.58	(.60)	1.19	2.22	2.31
Distributions:
Dividends from investment income—net	(.03)	(.01)	(.02)	(.07)	-
Dividends from net realized gain on investments	(.54)	(1.69)	(1.76)	(.35)	(.02)
Total Distributions	(.57)	(1.70)	(1.78)	(.42)	(.02)
Net asset value, end of period	11.64	10.63	12.93	13.52	11.72
Total Return (%)[c]	15.34	(4.48)	9.00	19.33	24.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.02	1.98	1.96	1.99	2.00
Ratio of net expenses to average net assets	2.01	1.98	1.96	1.99	2.00
Ratio of net investment income (loss) to average net assets	(.01)	.11	(.11)	(.07)	.35
Portfolio Turnover Rate	130.14	61.45	57.09	34.37	48.33
Net Assets, end of period ($ x 1,000)	4,907	6,017	6,698	5,800	4,332
[a] Based on average shares outstanding.
[b] Amount represents less than $.01 per share.
[c] Exclusive of sales charge.

Financial Highlights (cont'd)

	Year Ended May 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.25	14.63	15.04	12.95	10.39
Investment Operations:
Investment income—net[a]	.14	.15	.14	.14	.17
Net realized and unrealized gain (loss) on investments	1.83	(.70)	1.36	2.48	2.51
Total from Investment Operations	1.97	(.55)	1.50	2.62	2.68
Distributions:
Dividends from investment income—net	(.15)	(.14)	(.15)	(.18)	(.10)
Dividends from net realized gain on investments	(.54)	(1.69)	(1.76)	(.35)	(.02)
Total Distributions	(.69)	(1.83)	(1.91)	(.53)	(.12)
Net asset value, end of period	13.53	12.25	14.63	15.04	12.95
Total Return (%)	16.65	(3.55)	10.18	20.65	25.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.91	.90	.91	.90
Ratio of net expenses to average net assets	.93	.91	.90	.91	.90
Ratio of net investment income to average net assets	1.10	1.17	.96	1.01	1.46
Portfolio Turnover Rate	130.14	61.45	57.09	34.37	48.33
Net Assets, end of period ($ x 1,000)	13,162	10,150	12,499	8,629	4,558
[a] Based on average shares outstanding.

Financial Highlights (cont'd)

Period Ended May 31, 2017[a]
Class Y Shares
Per Share Data ($):
Net asset value, beginning of period	12.70
Investment Operations:
Investment income—net[b]	.10
Net realized and unrealized gain (loss) on investments	1.42
Total from Investment Operations	1.52
Distributions:
Dividends from investment income—net	(.16)
Dividends from net realized gain on investments	(.54)
Total Distributions	(.70)
Net asset value, end of period	13.52
Total Return (%)[c]	12.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.96
Ratio of net expenses to average net assets[d]	.94
Ratio of net investment income to average net assets[d]	1.13
Portfolio Turnover Rate	130.14
Net Assets, end of period ($ x 1,000)	11
[a] From September 30, 2016 (commencement of initial offering) to May 31, 2017.
[b] Based on average shares outstanding.
[c] Not annualized.
[d] Annualized.

Financial Highlights (cont'd)

	Year Ended May 31,
Class Z Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.25	14.62	15.03	12.94	10.38
Investment Operations:
Investment income—net[a]	.13	.14	.13	.13	.15
Net realized and unrealized gain (loss) on investments	1.83	(.69)	1.35	2.47	2.51
Total from Investment Operations	1.96	(.55)	1.48	2.60	2.66
Distributions:
Dividends from investment income—net	(.14)	(.13)	(.13)	(.16)	(.08)
Dividends from net realized gain on investments	(.54)	(1.69)	(1.76)	(.35)	(.02)
Total Distributions	(.68)	(1.82)	(1.89)	(.51)	(.10)
Net asset value, end of period	13.53	12.25	14.62	15.03	12.94
Total Return (%)	16.51	(3.57)	10.06	20.50	25.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.03	.98	1.01	1.03
Ratio of net expenses to average net assets	1.02	1.03	.98	1.01	1.03
Ratio of net investment income to average net assets	.99	1.05	.86	.91	1.32
Portfolio Turnover Rate	130.14	61.45	57.09	34.37	48.33
Net Assets, end of period ($ x 1,000)	276,028	260,967	291,371	283,351	255,298
[a] Based on average shares outstanding.

For More Information

The Dreyfus Sustainable U.S. Equity Fund, Inc.

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose, at www.dreyfus.com under Products, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. Dreyfus money market funds generally disclose, also at www.dreyfus.com under Products, their complete schedule of holdings daily. A fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-02192

Printed on recycled paper.

50% post-consumer.

Process chlorine free.

Vegetable-based ink.

© 2017 MBSC Securities Corporation 0035P0917

The Dreyfus Sustainable U.S. Equity Fund, Inc.

Prospectus September 29, 2017

Class	Ticker
T	DRTTX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	6
Investment Risks	7
Management	9
Shareholder Guide

Your Investment	12
Buying and Selling Shares	12
General Policies	13
Distributions and Taxes	15
Financial Highlights	16
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you invest at least $250,000 in the fund. More information about sales charges, including such discounts, is available from your financial professional and in the Shareholder Guide section beginning on page 12 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
Class T
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class T
Management fees[1]	.60
Distribution/service (12b-1) fees	.25
Other expenses	.27
Total annual fund operating expenses[1]	1.12
Fee waiver and/or expense reimbursement[2]	(.17)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.95

1 Management fees and Total annual fund operating expenses have been restated from the previous fiscal year to reflect a decrease in the contractual management fee payable by the fund, effective May 1, 2017, from .75% to .60% of the value of the fund's average daily net assets.

2 The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until October 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70%. On or after October 1, 2018, The Dreyfus Corporation may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$345	$581	$835	$1,564

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Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 130.14% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or derivative instruments with similar economic characteristics) of U.S. companies that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable environmental, social and governance (ESG) issues. Newton Investment Management (North America) Limited (Newton), an affiliate of The Dreyfus Corporation (Dreyfus), sub-adviser for the fund, considers a company to engage in "sustainable business practices" if the company engages in such practices in an economic sense (i.e., the durability of the company's strategy, operations and finances), and takes appropriate account of material externalities caused by or affecting its business. Newton also may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting.

The fund invests principally in common stocks. The fund may invest in the stocks of companies with any market capitalization, but focuses on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its net assets in the stocks of foreign companies, including up to 10% of its net assets in the securities of issuers in emerging market countries, that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.

Newton seeks attractively-priced companies (determined using both quantitative and qualitative fundamental analysis) with good products, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. Newton uses an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund's portfolio.

Investment Themes. Part of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context. Therefore, Newton's global industry analysts and responsible investment team begin their process by considering the context provided by a series of macroeconomic investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.

Fundamental Research and Analysis. Newton next conducts rigorous fundamental analysis of the competitive position and valuation of potential investments, systematically integrating the consideration of ESG issues through its proprietary ESG quality review, which is designed to ensure that Newton appropriately accounts for any material ESG issues of the company in determining the potential investment's valuation.

Ongoing ESG Monitoring and Engagement. In addition to investing in companies that Newton believes are "sustainable" after applying the fundamental analysis and ESG quality review rating, Newton may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting consistent with Newton's investment and engagement priorities. Newton monitors the fund's entire portfolio for emerging ESG controversies and issues and periodically reviews each company's ESG quality rating. This integrated investment process is intended to ensure that ESG issues are taken into account and that the fund invests in companies with attractive fundamental investment attributes that adopt, or are making progress towards sustainable business practices. The fund will not invest in companies that Newton deems to have material unresolvable ESG issues (i.e., companies with material ESG issues that Newton believes cannot be corrected through ongoing company engagement and active proxy voting).

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

2

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Investment approach risk. The fund's investment approach may cause it to perform differently than mutual funds that invest in equity securities of U.S. companies, but that do not integrate consideration of ESG issues when selecting investments. The fund's investment approach that systematically integrates the consideration of ESG issues in the securities selection process may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might otherwise be disadvantageous for the fund to do so. The fund will vote proxies in a manner that is consistent with its investment approach, which may not always be consistent with maximizing the performance of the issuer in the short-term.

• Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class T shares from year to year. Sales charges are not reflected in the bar chart, and, if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's Class T shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

The historical performance of the fund's Class A shares, which are not offered in this prospectus, is used to calculate the performance of the fund's Class T shares shown in the bar chart and table. Since the fund's Class T shares are new, past performance information is not available for Class T shares as of the date of this prospectus. Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same charges and expenses. The performance figures in the table have been adjusted to reflect the sales load applicable to the fund's Class T shares. The performance figures have not been adjusted to reflect applicable class fees and expenses.

The fund changed its investment objective and strategy on May 1, 2017. Prior to May 1, 2017, the fund's investment objective was to provide capital growth, with current income as a secondary goal. To pursue these goals, until May 1, 2017, the fund, under normal circumstances, invested in the common stocks of companies that, in the opinion of the fund's management, met traditional investment standards and conducted their business in a manner that contributed to the enhancement of the quality of life in America. To determine whether a company contributed to the enhancement of the quality of life in America, the fund considered the company's record in the areas of (1) protection and improvement of the environment and the proper use of natural resources, (2) occupational health and safety, (3) consumer protection and product purity, and (4) equal employment opportunity. In addition, prior to May 1, 2017, investment decisions for the fund were made by members of the Active Equity Team of Mellon Capital Management Corporation, an affiliate of Dreyfus, who managed the fund as employees of Dreyfus.

3

Year-by-Year Total Returns as of 12/31 each year (%) Class T*
Best Quarter Q2, 2009: 17.11% Worst Quarter Q4, 2008: -21.37%

The year-to-date total return of the fund's Class T shares as of June 30, 2017 was 7.42%.*

* Reflects the performance of the fund's Class A shares, which are offered in a separate prospectus. Such performance figures have not been adjusted to reflect applicable class fees and expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/16)
	1 Year	5 Years	10 Years
Class T* returns before taxes	7.12%	11.73%	6.43%
Class T* returns after taxes on distributions	5.82%	9.91%	5.54%
Class T* returns after taxes on distributions and sale of fund shares	5.06%	9.24%	5.13%
S&P 500® Index reflects no deductions for fees, expenses or taxes	11.94%	14.65%	6.94%

* Reflects the performance of the fund's Class A shares, which are offered in a separate prospectus, adjusted to reflect applicable sales charges. Such performance figures have not been adjusted to reflect applicable class fees and expenses.

Portfolio Management

The fund's investment adviser is Dreyfus and the fund's sub-adviser is Newton, an affiliate of Dreyfus.

John Gilmore, Jeff Munroe and Terry Coles are the fund's primary portfolio managers, positions they have held since May 2017. Mr. Gilmore, the fund's lead portfolio manager, is the lead manager of Newton's sustainable U.S. equity model and a member of its global equities team providing specialist insight into the North American market. Mr. Munroe is the investment leader of the global equities team at Newton. Mr. Coles is a portfolio manager on the global equities team at Newton.

Purchase and Sale of Fund Shares

Class T shares are available only to investors who are investing through a third party financial intermediary, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients.

In general, the fund's minimum initial investment for Class T shares is $1,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by contacting your financial intermediary.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling fund shares, which are not described in this prospectus or the statement of additional information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the fund and the intermediary's policies, procedures and other information.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, retirement plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

4

Payments to Broker-Dealers and Other Financial Intermediaries

The fund and its related companies may pay your broker-dealer or other financial intermediary (such as a bank) for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

5

Fund Details

Goal and Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or derivative instruments with similar economic characteristics) of U.S. companies that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable environmental, social and governance (ESG) issues. When determining whether a company engages in "sustainable business practices," Newton considers whether the company (i) engages in such practices in an economic sense (i.e., the durability of the company's strategy, operations and finances), and (ii) takes appropriate account of material externalities caused by or affecting its business, as determined through Newton's ESG quality review described below, which includes assessment of a company's environmental, social and/or governance practices. Newton also may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders.

The fund invests principally in common stocks. The fund may invest in the stocks of companies with any market capitalization, but focuses on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its net assets in the stocks of foreign companies, including up to 10% of its net assets in the securities of issuers in emerging market countries, that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.

Newton seeks attractively-priced companies (determined using both quantitative and qualitative fundamental analysis) with good products, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. Newton uses an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund's portfolio.

Investment Themes. Part of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a broader context. Therefore, Newton's global industry analysts and responsible investment team begin their process by considering the context provided by a series of macroeconomic investment themes, which are designed to define the broader social, financial and political environment as a framework for understanding events, trends and competitive pressures worldwide.

Fundamental Research and Analysis. Newton next conducts rigorous fundamental analysis of the competitive position and valuation of potential investments, systematically integrating the consideration of ESG issues through its proprietary ESG quality review, which is designed to ensure that Newton appropriately accounts for any material ESG issues of the company in determining the potential investment's valuation.

Newton assigns an ESG quality review rating to a company based on a proprietary quality review that includes one or more of the following:

• Environmental analysis, which includes an assessment of material environmental issues, such as carbon emissions, water management, energy sources and uses, hazardous materials, environmental benefits, natural resources, biodiversity, land rehabilitation and the risks presented by physical threats such as extreme weather events.

• Social analysis, which includes an assessment of material social issues, such as human rights, human capital management, diversity and inclusion, supply chain management, labor standards, health and safety, business ethics, including consumer protection, and avoidance of corruption in all forms, including extortion and bribery.

• Governance analysis, which includes an assessment of corporate governance structures and processes and takes into account the particular company circumstances and regulatory restrictions, guidelines and established best practices with respect to board structure, including the balance between executive and independent board representation, succession planning, capital structure, remuneration, risk management, internal controls, shareholder rights, ownership structure and transparency.

6

The fund will not purchase shares in a company that manufactures tobacco products.

Ongoing ESG Monitoring and Engagement. In addition to investing in companies that Newton believes are "sustainable" after applying the fundamental analysis and ESG quality review rating described above, Newton may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting consistent with Newton's investment and engagement priorities. Newton monitors the fund's entire portfolio for emerging ESG controversies and issues and periodically reviews each company's ESG quality rating. This integrated investment process is intended to ensure that ESG issues are taken into account and that the fund invests in companies with attractive fundamental investment attributes that adopt, or are making progress towards, sustainable business practices. Once an investment has been made, any material but resolvable ESG issues identified in the ESG quality review process will be addressed with the company in an engagement plan in order to promote change. Newton typically votes at every shareholder meeting of every portfolio holding. This activity is undertaken in-house to ensure that the opinions expressed through Newton's voting record are in line with Newton's investment and engagement priorities. The fund will not invest in companies that Newton deems to have material unresolvable ESG issues (i.e., companies with material ESG issues that Newton believes cannot be corrected through ongoing company engagement and active proxy voting).

The fund's portfolio managers typically will consider selling a security as a result of one or more of the following:

• price movement and market activity have created an excessive valuation;

• the valuation of the company has become expensive relative to its peers;

• the company has encountered a material, unresolvable ESG issue;

• there has been a significant change in the prospects of the company;

• there has been a change in Newton's view of macroeconomic investment themes (as described above); or

• profit-taking.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, principally options, futures and options on futures (including those relating to stocks, indices and foreign currencies), and forward contracts, as a substitute for investing directly in an underlying asset or currency, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the fund. To the extent such instruments have similar economic characteristics to equity securities as described in the fund's policy with respect to the investment of at least 80% of its net assets, the daily mark-to-market value of such instruments will be included in the 80% policy. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. Although not a principal investment strategy, the fund may invest in exchange-traded funds (ETFs), such as those that are designed to track the performance of an index, and real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Investment approach risk. The fund's investment approach may cause it to perform differently than mutual funds that invest in equity securities of U.S. companies, but that do not integrate consideration of ESG issues when selecting investments. The fund's investment approach that systematically integrates the consideration of ESG issues in the

7

securities selection process may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might otherwise be disadvantageous for the fund to do so. The fund will vote proxies in a manner that is consistent with its investment approach, which may not always be consistent with maximizing the performance of the issuer in the short-term.

• Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Other investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner

8

intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Leverage risk. The use of leverage, such as, such as entering into futures contracts or forward currency contracts, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference can result in a loss substantially greater than the amount invested in the derivative itself.

• ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

• Other potential risks. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategies, and the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $257 billion in 155 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of .74% of the fund's average daily net assets. Effective May 1, 2017, the fund has agreed to pay Dreyfus a management fee at the annual rate of .60% of the fund's average daily net assets. Prior to May 1, 2017, the management fee was .75% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended May 31, 2017. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $31.1 trillion in assets under custody and administration and $1.8 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

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The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, Newton, to serve as the fund's sub-adviser. Newton, a registered investment adviser, is an indirect wholly-owned subsidiary of BNY Mellon founded in 1978. Newton manages money globally for a wide range of clients, including small and large institutional investors as well as endowments and charities, and mutual funds. Newton's principal office is located at 160 Queen Victoria Street, London, EC4V, 4LA, United Kingdom. As of June 30, 2017, Newton, together with its affiliates that comprise the Newton group of companies, managed approximately $72 billion in discretionary separate accounts and other investment accounts. Newton, subject to Dreyfus' supervision and approval, will provide the day-to-day management of the fund's assets. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between Dreyfus and Newton is available in the fund's annual report for the fiscal year ended May 31, 2017.

John Gilmore, Jeff Munroe and Terry Coles are the fund's primary portfolio managers, positions they have held since May 2017. Mr. Gilmore, the fund's lead portfolio manager, is the lead manager of Newton's sustainable U.S. equity model and a member of its global equities team providing specialist insight into the North American market. He joined Newton in 2013; prior thereto, he was a portfolio manager at Kames Capital. Mr. Munroe is the investment leader of the global equities team at Newton, where he has been employed since 1993. Mr. Coles is a portfolio manager on the global equities team at Newton, where he has been employed since 2010. In addition, Newton's responsible investment team, led by Rob Stewart, will be responsible for the fund's fundamental ESG research and analysis, controversy monitoring, company engagement and active proxy voting. Mr. Stewart, one of Newton's senior investment leaders, joined Newton in 2003 and has over 25 years of investment experience.

Dreyfus has obtained from the SEC an exemptive order (the existing order), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended) of Dreyfus' ultimate parent company, BNY Mellon, without obtaining shareholder approval. Dreyfus has applied for an exemptive order from the SEC, which would replace the existing order, and upon which the fund may rely if granted by the SEC, that would permit Dreyfus, subject to certain conditions and approval by the fund's board, to hire and replace one or more sub-advisers that are either unaffiliated or affiliated with Dreyfus (whether or not wholly-owned subsidiaries of BNY Mellon), without obtaining shareholder approval. The requested order, like the existing order, also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated sub-adviser in documents filed with the SEC and provided to shareholders. In addition, pursuant to the existing order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. The requested order would require the same disclosure with respect to the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is an affiliate of Dreyfus (whether or not a wholly-owned subsidiary of BNY Mellon). Dreyfus has ultimate responsibility (subject to oversight by the fund's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund's board. Currently, the fund has selected Newton, an indirect wholly-owned subsidiary of BNY Mellon that is covered under the existing order, to manage all of the fund's assets. One of the conditions of the requested order, like the existing order, is that the fund's board, including a majority of the "non-interested" board members, must approve each new sub-adviser. In addition, the fund would be required under the requested order, as it is required under the existing order, to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser. There is no guarantee that the requested order will be granted by the SEC.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own

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resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, Newton and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

Your Investment

Class T shares are available only to investors who are investing through a third party financial intermediary, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. The fund offers other classes of shares, which are described in a separate prospectus. Third parties making fund shares available to their clients determine which share class(es) to make available. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, and may impose its own account fees and methods for purchasing and selling fund shares, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the fund and the intermediary's policies, procedures and other information.

When you invest in Class T shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. In addition, Class T shares are subject to an annual Rule 12b-1 fee of .25% paid to the fund's distributor for distribution, advertising and marketing, and servicing and/or maintaining accounts of holders of Class T shares. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges. Information regarding sales charges is not made available separately at www.dreyfus.com because such information is fully contained in this prospectus and in the SAI in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively.

	Total Sales Load -- Class T Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $250,000	2.50	2.56
$250,000 to less than $500,000	2.00	2.04
$500,000 to less than $1,000,000	1.50	1.52
$1,000,000 or more	1.00	1.01
Buying and Selling Shares

You should contact your financial intermediary to purchase or sell (redeem) fund shares, through whom you may sell (redeem) or, subject to certain restrictions, purchase shares at any time.

Dreyfus calculates fund NAVs as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity (such as your financial intermediary). Authorized entities apply their own conditions for the satisfaction of "proper form" requirements. Consult a representative of your financial intermediary. Orders to buy and sell shares received by an authorized entity (such as a bank or broker-dealer that has entered into an agreement with the fund's distributor) by the time as of which the fund calculates its NAV and transmitted to the transfer agent or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined that day.

When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's

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most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board. Futures contracts will be valued at the most recent settlement price. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the fund's board. ETFs will be valued at their market price. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

In general, the fund's minimum initial investment for Class T shares is $1,000 and the minimum subsequent investment is $100. However, certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, and which are not described in this prospectus or the SAI, which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary.

If your financial intermediary requests the fund to transmit your redemption proceeds by check, the fund expects that the redemption proceeds normally will be sent within two business days after the request is received in proper form. If your financial intermediary requests the fund to transmit the redemption proceeds by wire or electronic check, and the fund has the applicable bank account information on file, the fund expects that the redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to the bank account after the request is received in proper form. Payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after the redemption order is received in proper form by the fund's transfer agent, particularly during periods of stressed market conditions or very large redemptions or excessive trading. The timing of payment of redemption proceeds to you by your financial intermediary may depend on the financial intermediary's policies, procedures and practices.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other funds in the Dreyfus Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), to the extent the composition of the fund's investment portfolio enables it to do so, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets) or the redemption request is during stressed market conditions. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

General Policies

The fund reserves the right to reject any purchase request in whole or in part.

The fund is designed for long-term investors. Frequent purchases and redemptions may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading,

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short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• refuse any purchase request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

• change its minimum investment amount

Automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as banks and brokers, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the financial intermediary to restrict or prohibit future purchases of fund shares by that investor.

Certain intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. Please contact your financial intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Conversion Feature

Class T shares of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class. The fund reserves the right to refuse any conversion request. Third party financial intermediaries may impose restrictions on conversions, or may not make conversions available at all. Consult a representative of your financial intermediary for further information.

Escheatment

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If your account is deemed "abandoned" or "unclaimed" under state law, your shares may be "escheated" and the assets in your account transferred to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account with your financial intermediary, keep your account active, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent, Dreyfus and its affiliates and your financial intermediary will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless your financial intermediary instructs otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through an IRA, retirement plan or other U.S. tax-advantaged investment plan). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at www.dreyfus.com/accounts-services/tax-center or by contacting your financial representative.

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Financial Highlights

As Class T shares are a new class of the fund, financial highlights information is not available for Class T shares as of the date of this prospectus. These financial highlights describe the performance of the fund's Class A shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended May 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.02	14.38	14.82	12.76	10.24
Investment Operations:
Investment income--net[a]	.09	.11	.09	.10	.13
Net realized and unrealized gain (loss) on investments	1.80	(.69)	1.33	2.45	2.46
Total from Investment Operations	1.89	(.58)	1.42	2.55	2.59
Distributions:
Dividends from investment income--net	(.11)	(.09)	(.10)	(.14)	(.05)
Dividends from net realized gain on investments	(.54)	(1.69)	(1.76)	(.35)	(.02)
Total Distributions	(.65)	(1.78)	(1.86)	(.49)	(.07)
Net asset value, end of period	13.26	12.02	14.38	14.82	12.76
Total Return (%)[b]	16.25	(3.86)	9.81	20.37	25.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.23	1.20	1.22	1.25
Ratio of net expenses to average net assets	1.26	1.23	1.20	1.22	1.25
Ratio of net investment income to average net assets	.76	.86	.62	.70	1.11
Portfolio Turnover Rate	130.14	61.45	57.09	34.37	48.33
Net Assets, end of period ($ x 1,000)	19,810	19,733	23,248	24,320	17,562
[a] Based on average shares outstanding.
[b] Exclusive of sales charge.

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NOTES

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For More Information

The Dreyfus Sustainable U.S. Equity Fund, Inc.

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose, at www.dreyfus.com under Products, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. Dreyfus money market funds generally disclose, also at www.dreyfus.com under Products, their complete schedule of holdings daily. A fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

The SAI and other information also are available from your financial intermediary, such as a bank or broker-dealer.

Certain fund documents can be viewed online or downloaded from http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-02192

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© 2017 MBSC Securities Corporation 4056P0917